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Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002

In connection with the quarterly report of Pacific Sands, Inc. (the "Company") on Form 10-QSB/A for the period ended September 30, 2005, Michael D. Michie hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes - Oxley Act of 2002, that to the best of his knowledge:

1. The quarterly report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  November 15, 2006

                                                    /s/ Michael D. Michie
                                                    --------------------------
                                                    Michael  D. Michie,
                                                    Chief Financial Officer












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